Exhibit 10.1

EXTENSION AMENDMENT No. 1, dated as of April 25, 2012 (this “Extension Amendment”), to the Amended and Restated Credit Agreement, dated as of May 4, 2011 (the “Credit Agreement”), among HCA Inc. (the “Company” or the “Parent Borrower”), HCA UK Capital Limited (the “European Subsidiary Borrower” and, collectively with the Parent Borrower, the “Borrowers”), the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), Bank of America, N.A., as Administrative Agent, Swingline Lender and Letter of Credit Issuer, and the other parties thereto. Capitalized terms used but not defined herein have the meanings provided in the Credit Agreement.

WHEREAS, Section 2.14(f) of the Credit Agreement permits the Lenders of any Existing Class of Term Loans, upon request of the applicable Borrower, to extend the scheduled maturity date of any payment of principal with respect to all or a portion of such Term Loans by converting all or such portion, respectively, of such Term Loans into Extended Term Loans pursuant to the procedures described therein;

WHEREAS, in accordance with such procedures, the Parent Borrower has requested that the Tranche A-1 Term Loan Lenders and Tranche B-1 Term Loan Lenders extend the scheduled maturity of all or a portion of their Tranche A-1 Term Loans and Tranche B-1 Term Loans, such extension to be effected by converting such amount of Tranche A-1 Term Loans and Tranche B-1 Term Loans into Tranche A-3 Term Loans (as defined below), in each case subject to the terms and conditions set forth herein;

WHEREAS, each Tranche A-1 Term Loan Lender and Tranche B-1 Term Loan Lender party hereto has agreed subject to the terms and conditions set forth herein, to convert up to the principal amount of its Tranche A-1 Term Loans and Tranche B-1 Term Loans set forth on such Lender’s signature page hereto into Tranche A-3 Term Loans;

WHEREAS, Section 2.14(f)(iii) of the Credit Agreement permits, subject to the limitations set forth therein, the Credit Parties, the Administrative Agent and the Extending Lenders to enter into an Extension Amendment without the consent of any other Lenders to establish such Tranche A-3 Term Loans and effect certain amendments to the Credit Agreement and the other Credit Documents with respect to such Tranche A-3 Term Loans as the Credit Parties, the Administrative Agent and the Extending Lenders may agree.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1 Establishment of Extension Series.

(a) There is hereby established under the Credit Agreement an Extension Series of Extended Term Loans which shall be titled the “Tranche A-3 Term Loans” and references in the Credit Agreement to Term Loans and Extended Term Loans shall include, without limitation, the Tranche A-3 Term Loans. The Existing Classes with respect to the Tranche A-3 Term Loans for purposes of the Credit Agreement shall be the Tranche A-1 Term Loans and the Tranche B-1 Term Loans and all references in the Credit Agreement to “Existing Class” when used with respect to the Tranche A-3 Term Loans shall refer to each of the Tranche A-1 Term Loans and the Tranche B-1 Term Loans.

(b) On the Extension Amendment No. 1 Effective Date, (i) the Extension Amendment No. 1 Tranche A-1 Converted Amount of the Tranche A-1 Term Loans of each Tranche A-1 Term Loan Lender party hereto shall automatically (and without any further action on the part of any party to this Extension Amendment or the Credit Agreement) convert into a Tranche A-3 Term Loan to the Parent Borrower of an equal principal amount and denominated in Dollars and (ii) the Extension Amendment No. 1 Tranche B-1 Converted Amount of the Tranche B-1 Term Loans of each Tranche B-1 Term Loan Lender party hereto shall automatically (and without any further action on the part of any party to this Extension Amendment or the Credit Agreement) convert into a Tranche A-3 Term Loan to the Parent Borrower of an equal principal amount and denominated in Dollars. All accrued and unpaid amounts (including interest) owing by the Parent Borrower under the Credit Agreement with respect to any Tranche A-1 Term Loan or Tranche B-1 Term Loan (or portion thereof, if applicable) converted to a Tranche A-3 Term Loan to but not including the Extension Amendment No. 1 Effective Date shall continue to be due and owing to the Lenders entitled thereto and shall be payable on the date of the first Interest Payment for the Tranche A-3 Term Loans. From and after the Extension Amendment No. 1 Effective Date, interest shall accrue on the Tranche A-3 Term Loans at the rate provided for in the Credit Agreement after giving effect to this Extension Amendment; provided, however, that it is understood and agreed that in no event shall any conversion or extension of any Loan, or any other transaction specifically contemplated by this Extension Amendment, constitute a repayment, conversion or other event with respect to such Loan that would result in the application or operation of the provisions of Section 2.11 of the Credit Agreement. Each Tranche A-3 Term Loan shall initially be a LIBOR Term Loan with an initial Interest Period expiring on April 30, 2012 and an initial LIBOR Rate of 0.241250% for such Interest Period.

(c) Set forth below are the scheduled principal repayment provisions of the Tranche A-3 Term Loans for purposes of Section 2.5(d) of the Credit Agreement:

“The Parent Borrower shall repay to the Administrative Agent, in Dollars, for the benefit of the Tranche A-3 Term Loan Lenders, on each date set forth below (each, a “Tranche A-3 Repayment Date” (which for the avoidance of doubt, shall constitute an “Extended Term Loan Repayment Date” under the Credit Agreement), a principal amount in respect of the Tranche A-3 Term Loans equal to (x) the outstanding principal amount of Tranche A-3 Term Loans on the Extension Amendment No. 1 Effective Date (immediately after giving effect to Extension Amendment No. 1) multiplied by (y) the percentage set forth below opposite such Tranche A-3 Repayment Date (each, a “Tranche A-3 Repayment Amount”):

Date	Tranche A-3 Repayment Amount
December 31, 2013	0.25%
March 31, 2014	0.25%
June 30, 2014	0.25%

Date	Tranche A-3 Repayment Amount
September 30, 2014	0.25%
December 31, 2014	0.25%
March 31, 2015	0.25%
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
Tranche A-3 Term Loan Maturity Date	Remaining outstanding amounts”

(d) Except as expressly provided in this Extension Amendment or in the Credit Agreement (after giving effect to this Extension Amendment and to any subsequent amendment or other modification to the Credit Agreement in accordance with its terms), the terms of the Tranche A-3 Term Loans shall be identical to those applicable to the Tranche A-1 Term Loans and the Tranche B-1 Term Loans.

Section 2 Amendments to Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended as of the Extension Amendment No. 1 Effective Date by adding the following definitions in proper alphabetical order:

“Extension Amendment No. 1” shall mean Extension Amendment No. 1 to this Agreement dated as of April 25, 2012.

“Extension Amendment No. 1 Tranche A-1 Converted Amount” shall mean, with respect to any Tranche A-1 Term Loan Lender that became a party to Extension Amendment No. 1 by submitting to the Administrative Agent a signature page to Extension Amendment No. 1, the principal amount of Tranche A-1 Term Loans submitted for conversion by such Tranche A-1 Term Loan Lender as set forth on its signature page to Extension Amendment No. 1.

“Extension Amendment No. 1 Tranche B-1 Converted Amount” shall mean, with respect to any Tranche B-1 Term Loan Lender that became a party to Extension Amendment No. 1 by submitting to the Administrative Agent a signature page to Extension Amendment No. 1, the principal amount of Tranche B-1 Term Loans submitted for conversion by such Tranche B-1 Term Loan Lender as set forth on its signature page to Extension Amendment No. 1.

“Extension Amendment No. 1 Effective Date” shall mean April 25, 2012, the first Business Day on which all conditions precedent set forth in Section 4 of Extension Amendment No. 1 were satisfied.

“Extension No. 1 Request” shall mean that certain Extension Request, dated as of April 16, 2012 provided to the Administrative Agent by the Parent Borrower.

“Required Tranche A-3 Term Loan Lenders” shall mean, at any date, Lenders holding a majority of the aggregate outstanding principal amount of the Tranche A-3 Term Loans (excluding Tranche A-3 Term Loans held by Defaulting Lenders) at such date.

“Tranche A-3 Repayment Amount” shall have the meaning provided in Section 1(c) of Extension Amendment No. 1.

“Tranche A-3 Repayment Date” shall have the meaning provided in Section 1(c) of Extension Amendment No. 1.

“Tranche A-3 Term Loan” shall mean a Tranche A-3 Term Loan created from the conversion of Tranche A-1 Term Loans and/or Tranche B-1 Term Loans on the Extension Amendment No. 1 Effective Date pursuant to Section 1(b) of Extension Amendment No. 1.

“Tranche A-3 Term Loan Lender” shall mean a Lender with an outstanding Tranche A-3 Term Loan.

“Tranche A-3 Term Loan Maturity Date” shall mean February 2, 2016, or, if such date is not a Business Day, the next preceding Business Day.

(b) Section 1.1 of the Credit Agreement is hereby amended as of the Extension Amendment No. 1 Effective Date by deleting the definition of “Applicable ABR Margin” and replacing it with the following:

“Applicable ABR Margin” shall mean at any date, with respect to each ABR Loan that is a Tranche A-1 Term Loan, Tranche A-2 Term Loan, Tranche A-3 Term Loan, Tranche B-1 Term Loan, Tranche B-2 Term Loan, Tranche B-3 Term Loan, Revolving Credit Loan or Swingline Loan, the applicable percentage per annum set forth below based upon the Status in effect on such date:

	Applicable ABR Margin for:
Status	Tranche A-1 Term Loans	Tranche A-2 Term Loans	Tranche A-3 Term Loans	Tranche B-1 Term Loans	Tranche B-2 Term Loans	Tranche B-3 Term Loans	Revolving Credit Loans and Swingline Loans prior to November 17, 2012	Revolving Credit Loans and Swingline Loans from and after November 17, 2012
Level I Status	1.25%	1.50%	2.25%	1.25%	2.25%	2.25%	1.50%	1.75%
Level II Status	1.00%	1.50%	2.25%	1.25%	2.25%	2.25%	1.25%	1.50%
Level III Status	0.75%	1.50%	2.25%	1.25%	2.25%	2.25%	1.00%	1.00%
Level IV Status	0.50%	1.50%	2.25%	1.25%	2.25%	2.25%	0.75%	0.75%
Level V Status	0.25%	1.50%	2.25%	1.25%	2.25%	2.25%	0.50%	N/A

(c) Section 1.1 of the Credit Agreement is hereby amended effective as of the Extension Amendment No. 1 Effective Date by deleting the definition of “Applicable LIBOR Margin” contained therein and replacing it with the following:

“Applicable LIBOR Margin” shall mean, at any date, with respect to each LIBOR Loan that is a Tranche A-1 Term Loan, Tranche A-2 Term Loan, Tranche A-3 Term Loan, Tranche B-1 Term Loan, Tranche B-2 Term Loan, Tranche B-3 Term Loan, European-1 Tranche Term Loan or Revolving Credit Loan, the applicable percentage per annum set forth below based upon the Status in effect on such date:

	Applicable LIBOR Margin for:
Status	Tranche A-1 Term Loans	Tranche A-2 Term Loans	Tranche A-3 Term Loans	Tranche B-1 Term Loans	Tranche B-2 Term Loans	European-1 Tranche Term Loans	Tranche B-3 Term Loans	Revolving Credit Loans prior to November 17, 2012	Revolving Credit Loans from and after November 17, 2012
Level I Status	2.25%	2.50%	3.25%	2.25%	3.25%	2.25%	3.25%	2.50%	2.75%
Level II Status	2.00%	2.50%	3.25%	2.25%	3.25%	2.00%	3.25%	2.25%	2.50%
Level III Status	1.75%	2.50%	3.25%	2.25%	3.25%	2.00%	3.25%	2.00%	2.00%
Level IV Status	1.50%	2.50%	3.25%	2.25%	3.25%	2.00%	3.25%	1.75%	1.75%
Level V Status	1.25%	2.50%	3.25%	2.25%	3.25%	2.00%	3.25%	1.50%	N/A

(d) Section 1.1 of the Credit Agreement is hereby amended effective as of the Extension Amendment No. 1 Effective Date by deleting the definition of “Maturity Date” contained therein and replacing it with the following:

“Maturity Date” shall mean the Tranche A-1 Term Loan Maturity Date, the Tranche A-2 Term Loan Maturity Date, the Tranche A-3 Term Loan Maturity Date, the Tranche B-1 Term Loan Maturity Date, the Tranche B-2 Term Loan Maturity Date, the Tranche B-3 Term Loan Maturity Date, the European-1 Tranche Term Loan Maturity Date or the Revolving Credit Maturity Date.

(e) Section 1.1 of the Credit Agreement is hereby amended effective as of the Extension Amendment No. 1 Effective Date to insert “Tranche A-3 Term Loan,” immediately after the reference to “Tranche A-2 Term Loan,” in clause (b) of the definition of “Reserve Amount.”

(f) Section 5.2(c) of the Credit Agreement is hereby deleted in its entirety effective as of the Extension Amendment No. 1 Effective Date and replaced with the following:

“(c)   Application of Prepayments. Subject to Section 5.2(h),

(I)	each prepayment of Term Loans pursuant to Section 5.2(a)(i) or (ii) (other than pursuant to any Debt Incurrence Prepayment Event) shall be allocated pro rata among the Tranche A-1 Term Loans, the Tranche A-2 Term Loans, the Tranche A-3 Term Loans, the Tranche B-1 Term Loans, the Tranche B-2 Term Loans, the Tranche B-3 Term Loans and the European- 1 Tranche Term Loans based on the applicable remaining Repayment Amounts due thereunder; and

(II)	each prepayment of Term Loans pursuant to Section 5.2(a)(i) with the Net Cash Proceeds of any Debt Incurrence Prepayment Event shall be allocated (A) at any time prior to the time that no Tranche A-1 Term Loans, Tranche B-1 Term Loans or European-1 Tranche Term Loans are outstanding, pro rata among the Tranche A-1 Term Loans, the Tranche B-1 Term Loans and the European-1 Tranche Term Loans based on the applicable remaining Repayment Amounts due thereunder and (B) from and after the time that no Tranche A-1 Term Loans, Tranche B-1 Term Loans or European-1 Tranche Term Loans are outstanding, to the Tranche A-2 Term Loans, Tranche A-3 Term Loans, Tranche B-2 Term Loans and Tranche B-3 Term Loans (and, to the extent provided by any Joinder Agreement or Extension Amendment with respect to any Class of Term Loans established following the Extension Amendment No. 1 Effective Date, to the outstanding Term Loans comprising such Class on a basis such that the total amount of such Net Cash Proceeds allocated to such Class in the aggregate is not greater than such Class’ pro rata share of the aggregate amount of all such Net Cash Proceeds (based on the respective total outstanding principal amounts of all Classes of Term Loans then outstanding that, pursuant to the applicable Joinder Agreement or Extension Amendment, are required to be prepaid with a portion of such Net Cash Proceeds)), and in each case shall be applied (x) in the case of Tranche A-1 Term Loans, Tranche A-2 Term Loans and Tranche A-3 Term Loans, to reduce the respective Tranche A-1 Repayment Amounts, Tranche A-2 Repayment Amounts and Tranche A-3 Repayment Amounts on a pro rata basis and (y) in the case of Tranche B-1 Term Loans, the Tranche B-2 Term Loans, the Tranche B-3 Term Loans and European-1 Tranche Term Loans, as applicable, first, to the next eight unpaid Repayment Amounts due in respect of such Term Loans in direct order of maturity thereof, and, second, on a pro rata basis among the remaining unpaid Repayment Amounts due in respect of such Term Loans. Subject to Section 5.2(h), with respect to each such prepayment, the applicable Borrower will, not later than the date specified in Section 5.2(a) for making such prepayment, give the Administrative Agent telephonic notice (promptly confirmed in writing and which shall include a calculation of the amount of such prepayment to be applied to each Class of Term Loans) requesting that the Administrative Agent provide notice of such prepayment to each Tranche A-1 Term Loan Lender, Tranche A-2 Term Loan Lender, Tranche A-3 Term Loan Lender, Tranche B-1 Term Loan Lender, Tranche B-2 Term Loan Lender, Tranche B-3 Term Loan Lender or European-1 Tranche Term Loan Lender, as applicable.

(g) Section 5.2(h) of the Credit Agreement is hereby amended effective as of the Extension Amendment No. 1 Effective Date to insert “Tranche A-3 Term Loans,” immediately prior to each reference to “Tranche B-1 Term Loans” appearing therein.

(h) Section 14.1 of the Credit Agreement is hereby amended by inserting the following at the end of the proviso to the second sentence thereof:

“, or (xv) reduce the percentage provided for in the definition of the term “Required Tranche A-3 Term Loan Lenders”, without the written consent of each Lender directly and adversely affected thereby, or decrease any Tranche A-3 Repayment Amount, extend any scheduled Tranche A-3 Repayment Date or decrease the amount or allocation of any mandatory prepayment to be received by any Tranche A-3 Term Loan Lender, in each case without the written consent of the Required Tranche A-3 Term Loan Lenders”

Section 3 Representations and Warranties, No Default. Each Borrower represents and warrants to the Lenders as of the Extension Amendment No. 1 Effective Date:

(a) The execution and delivery of this Extension Amendment by each of the Credit Parties has been duly authorized.

(b) The execution, delivery and performance by each of the Credit Parties of this Extension Amendment, will not (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents or Liens subject to the Intercreditor Agreements) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Credit Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound or (c) violate any provision of the certificate of incorporation, by-laws or other organizational documents of such Credit Party or any of the Restricted Subsidiaries.

(c) The representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

(d) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 4 Conditions to Effectiveness of Extension Amendment. This Extension Amendment will become effective upon:

(a) receipt by the Administrative Agent of executed signature pages to this Extension Amendment from Tranche A-1 Term Loan Lenders and Tranche B-1 Term Loan Lenders requesting conversion of an aggregate amount of not less than $500,000,000 principal amount of Tranche A-1 Term Loans and Tranche B-1 Term Loans to Tranche A-3 Term Loans;

(b) receipt by the Administrative Agent of a fee in Dollars, for the account of each Tranche A-3 Term Loan Lender, in an amount equal to 0.25% of the amount of such Lender’s Tranche A-1 Term Loans and Tranche B-1 Term Loans converted to Tranche A-3 Term Loans on the Extension Amendment No. 1 Effective Date; and

(c) receipt by the Administrative Agent from the Parent Borrower of an opinion of counsel from Simpson Thacher & Bartlett LLP reasonably acceptable to the Administrative Agent covering such matters as are required pursuant to Section 2.14(f) of the Credit Agreement.

Section 5 Post-Effectiveness Covenant. Within 90 days after the Closing Date (or such longer period as the Collateral Agent may agree in its sole discretion), the applicable Credit Parties shall take all actions as may be reasonably requested by the Administrative Agent (and that in any event are not beyond the requirements applicable pursuant to Section 9.14(f) of the Credit Agreement) in order to ensure the Tranche A-3 Term Loans benefit from the Mortgages over Mortgaged Properties of the U.S. Credit Parties.

Section 6 Successors and Assigns. This Extension Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Tranche A-3 Term Loan Lenders (it being understood that rights of assignment of the parties hereto are subject to the further provisions of subsection 14.6 of the Credit Agreement).

Section 7 Counterparts. This Extension Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Extension Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 8 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 9 Headings. The headings of this Extension Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 10 Effect of Extension Amendment. Except as expressly set forth herein, this Extension Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Credit Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Credit Party reaffirms its obligations under the Credit Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents. From and after the effective date of this Extension Amendment, all references to the Credit Agreement in any Credit Document shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Extension Amendment.

[Signatures begin on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Extension Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HCA INC., as Parent Borrower

By:	/s/ David G. Anderson
Name: David G. Anderson
Title: Senior Vice President – Finance and Treasurer

HCA UK CAPITAL LIMITED, as European Subsidiary Borrower

By:	/s/ James M. Petkas
Name: James M. Petkas Title: Director

Each of the U.S. GUARANTORS listed on Schedule I hereto

By:	/s/ Donald W. Stinnett
Name: Donald W. Stinnett
Title: Senior Vice President

[Signature Page to Extension Amendment]

EXECUTED by	)

HCA UK HOLDINGS LIMITED	)	Director	/s/ James M. Petkas
acting by	)
	)	Witness:	/s/ Karen Howard
as a European Guarantor	)

EXECUTED by	)
HCA UK CAPITAL LIMITED	)	Director	/s/ James M. Petkas
acting by	)
	)	Witness:	/s/ Karen Howard
as a European Guarantor	)

EXECUTED by	)
HCA UK SERVICES LIMITED	)	Director	/s/ James M. Petkas
acting by	)
	)	Witness:	/s/ Karen Howard
as a European Guarantor	)

EXECUTED by	)
HCA INTERNATIONAL	)
HOLDINGS LIMITED	)	Director	/s/ James M. Petkas
acting by	)
	)	Witness:	/s/ Karen Howard
as a European Guarantor	)

EXECUTED by	)
HCA UK INVESTMENTS	)
LIMITED	)	Director	/s/ James M. Petkas
acting by	)
	)	Witness:	/s/ Karen Howard
as a European Guarantor	)

[Signature Page to Extension Amendment]

EXECUTED by	)
THE HARLEY STREET	)
CANCER CLINIC LIMITED	)	Director	/s/ James M. Petkas
acting by	)
	)	Witness:	/s/ Karen Howard
as a European Guarantor	)

EXECUTED by	)
HCA INTERNATIONAL	)
LIMITED	)	Director	/s/ James M. Petkas
acting by	)
	)	Witness:	/s/ Karen Howard
as a European Guarantor	)

EXECUTED by	)
HCA UK LIMITED	)	Director	/s/ James M. Petkas
acting by	)
	)	Witness:	/s/ Karen Howard
as a European Guarantor	)

EXECUTED by	)
ST MARTINS LIMITED	)	Director	/s/ James M. Petkas
acting by	)
	)	Witness:	/s/ Karen Howard
as a European Guarantor	)

EXECUTED by	)
ST MARTINS HEALTHCARE	)
LIMITED	)	Director	/s/ James M. Petkas
acting by	)
	)	Witness:	/s/ Karen Howard
as a European Guarantor	)

EXECUTED by	)
HCA STAFFING LIMITED	)	Director	/s/ James M. Petkas
acting by	)
	)	Witness:	/s/ Karen Howard
as a European Guarantor	)

[Signature Page to Extension Amendment]

EXECUTED by	)
LA TOUR FINANCE LIMITED PARTNERSHIP	)
acting by	)
HCA SWITZERLAND HOLDING GmbH, general partner acting by

/s/ John M. Franck II, Manager
John M. Franck II, Manager acting under the authority of the company

[Signature Page to Extension Amendment]

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Sarang Gadkari
Name: Sarang Gadkari
Title: Managing Director

[Signature Page to Extension Amendment]

Schedule I

To Extension Amendment

U.S. Guarantor	By its General Partner	By its Sole Member	By the General Partner of its Sole Member
American Medicorp Development Co.
Bay Hospital, Inc.
Brigham City Community Hospital, Inc.
Brookwood Medical Center of Gulfport, Inc.
Capital Division, Inc.
Centerpoint Medical Center of Independence, LLC
Central Florida Regional Hospital, Inc.
Central Shared Services, LLC
Central Tennessee Hospital Corporation
CHCA Bayshore, L.P.	*
CHCA Conroe, L.P.	*
CHCA Mainland, L.P.	*
CHCA West Houston, L.P.	*
CHCA Woman’s Hospital, L.P.	*
Chippenham & Johnston-Willis Hospitals, Inc.
Colorado Health Systems, Inc.
Columbia ASC Management, L.P.	*
Columbia Jacksonville Healthcare System, Inc.
Columbia LaGrange Hospital, Inc.
Columbia Medical Center of Arlington Subsidiary, L.P.	*
Columbia Medical Center of Denton Subsidiary, L.P.	*
Columbia Medical Center of Las Colinas, Inc.
Columbia Medical Center of Lewisville Subsidiary, L.P.	*
Columbia Medical Center of McKinney Subsidiary, L.P.	*
Columbia Medical Center of Plano Subsidiary, L.P.	*
Columbia North Hills Hospital Subsidiary, L.P.	*
Columbia Ogden Medical Center, Inc.
Columbia Parkersburg Healthcare System, LLC
Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.	*
Columbia Polk General Hospital, Inc.
Columbia Rio Grande Healthcare, L.P.	*
Columbia Riverside, Inc.
Columbia Valley Healthcare System, L.P.	*
Columbia/Alleghany Regional Hospital, Incorporated
Columbia/HCA John Randolph, Inc.
Columbine Psychiatric Center, Inc.
Columbus Cardiology, Inc.

U.S. Guarantor	By its General Partner	By its Sole Member	By the General Partner of its Sole Member
Conroe Hospital Corporation
Dallas/Ft. Worth Physician, LLC
Dauterive Hospital Corporation
Dublin Community Hospital, LLC
Eastern Idaho Health Services, Inc.
Edward White Hospital, Inc.
El Paso Surgicenter, Inc.
Encino Hospital Corporation, Inc.
EP Health, LLC
Fairview Park GP, LLC
Fairview Park, Limited Partnership	*
Frankfort Hospital, Inc.
Galen Property, LLC
Good Samaritan Hospital, L.P.	*
Goppert-Trinity Family Care, LLC
GPCH-GP, Inc.
Grand Strand Regional Medical Center, LLC
Green Oaks Hospital Subsidiary, L.P.	*
Greenview Hospital, Inc.
HCA - IT&S Field Operations, Inc.
HCA - IT&S Inventory Management, Inc.
HCA Central Group, Inc.
HCA Health Services of Florida, Inc.
HCA Health Services of Louisiana, Inc.
HCA Health Services of Oklahoma, Inc.
HCA Health Services of Tennessee, Inc.
HCA Health Services of Virginia, Inc.
HCA-HealthONE LLC
HCA Management Services, L.P.	*
HCA Realty, Inc.
HD&S Corp. Successor, Inc.
Health Midwest Office Facilities Corporation
Health Midwest Ventures Group, Inc.
Hendersonville Hospital Corporation
Hospital Corporation of Tennessee
Hospital Corporation of Utah
Hospital Development Properties, Inc.
HPG Enterprises, LLC
HSS Holdco, LLC
HSS Systems, LLC
HSS Virginia, L.P.	*

U.S. Guarantor	By its General Partner	By its Sole Member	By the General Partner of its Sole Member
HTI MOB, LLC		*
HTI Memorial Hospital Corporation
Integrated Regional Lab, LLC
Integrated Regional Laboratories, LLP	*
JFK Medical Center Limited Partnership	*
KPH-Consolidation, Inc.
Lakeland Medical Center, LLC
Lakeview Medical Center, LLC
Largo Medical Center, Inc.
Las Vegas Surgicare, Inc.
Lawnwood Medical Center, Inc.
Lewis-Gale Hospital, Incorporated
Lewis-Gale Medical Center, LLC
Lewis-Gale Physicians, LLC
Lone Peak Hospital, Inc.
Los Robles Regional Medical Center
Management Services Holdings, Inc.
Marietta Surgical Center, Inc.
Marion Community Hospital, Inc.
MCA Investment Company
Medical Centers of Oklahoma, LLC
Medical Office Buildings of Kansas, LLC
Memorial Healthcare Group, Inc.
Midwest Division - ACH, LLC
Midwest Division - LRHC, LLC
Midwest Division - LSH, LLC
Midwest Division - MCI, LLC
Midwest Division - MMC, LLC
Midwest Division - OPRMC, LLC
Midwest Division - PFC, LLC
Midwest Division - RBH, LLC
Midwest Division - RMC, LLC
Midwest Division - RPC, LLC
Midwest Holdings, Inc.
Montgomery Regional Hospital, Inc.
Mountain View Hospital, Inc.
Nashville Shared Services General Partnership	*
National Patient Account Services, Inc.
New Port Richey Hospital, Inc.
New Rose Holding Company, Inc.
North Florida Immediate Care Center, Inc.

U.S. Guarantor	By its General Partner	By its Sole Member	By the General Partner of its Sole Member
North Florida Regional Medical Center, Inc.
Northern Utah Healthcare Corporation
Northern Virginia Community Hospital, LLC
Northlake Medical Center, LLC
Notami Hospitals of Louisiana, Inc.
Notami Hospitals, LLC
Okaloosa Hospital, Inc.
Okeechobee Hospital, Inc.
Outpatient Cardiovascular Center of Central Florida, LLC
Palms West Hospital Limited Partnership	*
Palmyra Park Hospital, LLC
Parallon Business Solutions, LLC
Parallon Credentialing Solutions, LLC
Parallon Employer, LLC
Parallon Health Information Solutions, LLC
Parallon Holdings, LLC
Parallon Payroll Solutions, LLC
Parallon Physician Services, LLC
Parallon Workforce Management Solutions, LLC
Pasadena Bayshore Hospital, Inc.
Plantation General Hospital, L.P.	*
Pulaski Community Hospital, Inc.
Redmond Park Hospital, LLC
Redmond Physician Practice Company
Regional Health System of Acadiana, LLC, The
Reston Hospital Center, LLC
Retreat Hospital, LLC
Rio Grande Regional Hospital, Inc.
Riverside Healthcare System, L.P.	*
Riverside Hospital, Inc.
Samaritan, LLC
San Jose Healthcare System, LP	*
San Jose Hospital, L.P.	*
San Jose Medical Center, LLC
San Jose, LLC
Sarasota Doctors Hospital, Inc.
SJMC, LLC
Southern Hills Medical Center, LLC
Spalding Rehabilitation L.L.C.
Spotsylvania Medical Center, Inc.
Spring Branch Medical Center, Inc.

U.S. Guarantor	By its General Partner	By its Sole Member	By the General Partner of its Sole Member
Spring Hill Hospital, Inc.
Sun City Hospital, Inc.
Sunrise Mountainview Hospital, Inc.
Surgicare of Brandon, Inc.
Surgicare of Florida, Inc.
Surgicare of Houston Women’s, Inc.
Surgicare of Manatee, Inc.
Surgicare of New Port Richey, Inc.
Surgicare of Palms West, LLC
Surgicare of Riverside, LLC			*
Tallahassee Medical Center, Inc.
TCMC Madison-Portland, Inc.
Terre Haute Hospital GP, Inc.
Terre Haute Hospital Holdings, Inc.
Terre Haute MOB, L.P.	*
Terre Haute Regional Hospital, L.P.	*
Timpanogos Regional Medical Services, Inc.
Trident Medical Center, LLC
Utah Medco, LLC
VH Holdco, Inc.
VH Holdings, Inc.
Virginia Psychiatric Company, Inc.
W & C Hospital, Inc.
Walterboro Community Hospital, Inc.
Wesley Medical Center, LLC
West Florida Regional Medical Center, Inc.
West Valley Medical Center, Inc.
Western Plains Capital, Inc.
WHMC, Inc.
Woman’s Hospital of Texas, Incorporated